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                                  EXHIBIT 24.1
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), does hereby make, nominate and appoint Sandy Ulsaker Wiese to be his or her attorney-in-fact, with full power and authority to sign on his or her behalf a Registration Statement on Form S-3 for the registration of debt securities of The St. Paul pursuant to Rule 462(b) under the Securities Act of 1933, under the authority granted by the Board of Directors of The St. Paul at its April 12, 2000 meeting, to be filed by The St. Paul with the Securities and Exchange Commission, and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any post-effective amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though each of the undersigned had manually signed such Registration Statement or amendments.

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Date: April 12, 2000

                                               Signature:
                                               ------------------------------------------
                                               Name: Douglas W. Leatherdale

                                               Signature: /s/ H. FURLONG BALDWIN
                                               ------------------------------------------
                                               Name: H. Furlong Baldwin

                                               Signature:
                                               ------------------------------------------
                                               Name: Michael R. Bonsignore

                                               Signature: /s/ JOHN H. DASBURG
                                               ------------------------------------------
                                               Name: John H. Dasburg

                                               Signature:
                                               ------------------------------------------
                                               Name: W. John Driscoll

                                               Signature: /s/ KENNETH M. DUBERSTEIN
                                               ------------------------------------------
                                               Name: Kenneth M. Duberstein

                                               Signature:
                                               ------------------------------------------
                                               Name: Pierson M. Grieve

                                               Signature: /s/ JAMES E. GUSTAFSON
                                               ------------------------------------------
                                               Name: James E. Gustafson

                                               Signature: /s/ THOMAS R. HODGSON
                                               ------------------------------------------
                                               Name: Thomas R. Hodgson

                                               Signature: /s/ DAVID G. JOHN
                                               ------------------------------------------
                                               Name: David G. John
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                                               Signature: /s/ WILLIAM H. KLING
                                               ------------------------------------------
                                               Name: William H. Kling

                                               Signature: /s/ BRUCE K. MACLAURY
                                               ------------------------------------------
                                               Name: Bruce K. MacLaury

                                               Signature: /s/ GLEN D. NELSON, M.D.
                                               ------------------------------------------
                                               Name: Glen D. Nelson, M.D.

                                               Signature: /s/ ANITA M. PAMPUSCH
                                               ------------------------------------------
                                               Name: Anita M. Pampusch

                                               Signature:
                                               ------------------------------------------
                                               Name: Gordon M. Sprenger
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